UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 31, 2018

MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-13677	25-1666413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street, Millersburg, Pennsylvania 17061
(Address of Principal Executive Offices) (Zip Code)

1.866.642.7736
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

            On May 31, 2018, Mid Penn Bancorp, Inc. (“Mid Penn”) and First Priority Financial Corp. (“First Priority”) issued a joint press release announcing the receipt of all bank regulatory approvals required to consummate the merger of First Priority with and into Mid Penn.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.     Description

               99.1                 Press Release issued May 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: May 31, 2018	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued May 31, 2018.